                                                                       EXHIBIT 1
                                  $150,000,000

                 GREAT-WEST LIFE & ANNUITY INSURANCE CAPITAL I

             ____% Subordinated Capital Income Securities (SKISSM)

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                            April __, 1999

Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.,
As Representatives of the several
 Underwriters named in Schedule 1
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Ladies and Gentlemen:

          Great-West Life & Annuity Insurance Capital I, a Delaware statutory business trust (the "Trust"), and GWL&A Financial Inc., a Delaware corporation (the "Company"), propose to issue and sell an aggregate of $150 million liquidation amount of ___% Subordinated Capital Income Securities (the "Capital Securities"), liquidation amount $25 per Capital Security, of the Trust, guaranteed (the "Guarantee" and, together with the Capital Securities and the Junior Subordinated Debentures referred to below, the "Securities") by the Company pursuant to the Guarantee Agreement (the "Guarantee Agreement") to be entered into between the Company and The Bank of New York (the "Guarantee Trustee"), the form of which has been filed as an exhibit to the Registration Statements (as defined below). The Company will be the owner of all of the beneficial ownership interests represented by the common securities (the "Common Securities") of the Trust. Concurrently with the issuance of the Capital Securities and the Company's purchase of all of the Common Securities, the Trust will invest the proceeds of each thereof in ___% Junior Subordinated Debentures (the "Junior Subordinated Debentures") issued by the Company. The Junior Subordinated Debentures are to be issued pursuant to an Indenture (the "Indenture") to be entered into between the Company and The Bank of New York
(the "Indenture Trustee"), the form of which has been filed as an exhibit to the Registration Statements. This is to confirm the agreement concerning the purchase of the Capital Securities from the Trust by the Underwriters named in
Schedule 1 hereto (the "Underwriters").
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                                                                               2


          1. Representations, Warranties and Agreements of the Company and the Trust. The Company and the Trust, jointly and severally, represent, warrant and agree that:

          (a) A registration statement on Form S-3, and amendments thereto, with respect to the Securities have (i) been prepared by the Company and the Trust in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and a second registration statement on Form S-3 with respect to the Securities (i) may also be prepared by the Company and the Trust in conformity with the requirements of the Securities Act and the Rules and Regulations and (ii) if so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof; and the Indenture, the Declaration (as hereinafter defined) and the Guarantee have been qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). Copies of the first such registration statement and the amendments to such registration statement, together with the form of any such second registration statement, have been delivered by the Company and the Trust to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means (i) with respect to the first such registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to any second registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time of such second registration statement, and "Effective Dates" is the collective reference to both Effective Dates; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company and the Trust with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended at its Effective Time, "Rule 462(b) Registration Statement" means the second registration statement, if any, referred to in this Section 1(a), as filed with the Commission, and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5(a) hereof and deemed to be a part of the Registration Statements as of the Effective Time of the Primary Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934 (the "Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to either of the Registration Statements shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statements. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

          (b) The Primary Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Company and the Trust through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, or (ii) that part of the Primary Registration Statement which constitutes the Statement of Eligibility and Qualifications (Form T-1) under the Trust Indenture Act of the Trustee; and the Indenture, the Declaration and the Guarantee conform in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

          (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder.

          (d) The Company and Great-West Life & Annuity Insurance Company ("GWL&A") have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification other than where such failures would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries (as defined in Section 15) taken as a whole, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company other than GWL&A is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

          (e) Each of the Company and GWL&A is in compliance with the requirements of the insurance statutes of its jurisdiction of incorporation and domicile, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (the "Applicable Insurance Laws"), has filed all reports, information statements and other documents with the insurance regulatory authorities of its jurisdiction of incorporation and domicile as are required to be filed pursuant to the Applicable Insurance Laws, and has duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the Applicable Insurance Laws, except where the failure to comply with such requirements, file such statements or reports or pay such taxes would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries taken as a whole, and each of the Company and GWL&A maintains its books and records in accordance with the Applicable Insurance Laws, except where the failure to so maintain its books and records would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries taken as a whole. Except as disclosed in the Prospectus, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any such insurance company subsidiary to its parent or materially limiting the conduct of its business.

          (f) All ceded reinsurance and retrocessional agreements to which the Company's insurance company subsidiaries are a party are in full force and effect and neither the Company nor any of such subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except for such violations or defaults which could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries taken as a whole. Neither the Company nor any of such subsidiaries has received any notice from any of the other parties to such agreements that such other party intends not to perform in any material respect such agreement and none of the Company and such subsidiaries has any reason to believe that any of the other parties to such agreements will be unable to perform such agreements, except to the extent that (i) the Company has established appropriate reserves on its consolidated financial statements included or incorporated by reference into the Registration Statements and the Prospectus, or (ii) such nonperformance could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries taken as a whole; and each of the Company and its insurance company subsidiaries is entitled to give effect in its underwriting results in its most recently filed statutory financial statements for reinsurance ceded pursuant to such agreements.

          (g) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of GWL&A have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (h) The Capital Securities and the Common Securities have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable; and the Capital Securities and the Common Securities, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

          (i) The Indenture has been duly authorized, and when duly executed by the proper officers of the Company (assuming due execution and delivery by the Indenture Trustee) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures have been duly authorized, and, when duly executed, authenticated, issued and delivered as contemplated in the Indenture, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Junior Subordinated Debentures, when issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

          (j) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement and, as and when executed, the Amended and Restated Declaration of Trust (the "Declaration") among the Company, The Bank of New York, as property trustee (the "Property Trustee"), The Bank of New York (Delaware), as Delaware trustee (the "Delaware

     Trustee") and the individuals named therein as the Regular Trustees (the "Regular Trustees," and together with the Property Trustee and the Delaware Trustees, the "Trustees"), and the agreements and instruments contemplated by the Declaration and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the agreements and instruments contemplated by the Declaration and described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (k) The Declaration has been duly authorized by the Company and, when duly executed and delivered by the Company and the Trustees, will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and will conform in all material respects to the description thereof contained in the Prospectus. Each of the Regular Trustees is an employee of the Company and/or GWL&A and has been duly authorized by the Company and/or GWL&A to serve in such capacity and to execute and deliver the Declaration.

          (l) The Guarantee Agreement has been duly authorized and, when duly executed and delivered by the proper officers of the Company and the Guarantee Trustee, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Guarantee Agreement, when executed and delivered, will conform in all material respects to the description thereof contained in the Prospectus.

          (m) This Agreement has been duly authorized, executed and delivered by each of the Company and the Trust.

          (n) The execution, delivery and performance of this Agreement, the Declaration, the Guarantee Agreement, the Indenture and the Junior Subordinated Debentures by the Company and the Trust, as applicable, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or GWL&A is a party or by which the Company or GWL&A is bound or to which any of the property or assets of the Company or GWL&A is subject and will not violate or conflict with any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except for such conflict, breach, violations or defaults as would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or GWL&A; and except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Capital Securities by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Declaration, the Guarantee Agreement, the Indenture or the Junior Subordinated Securities or the consummation of the transactions contemplated herein and therein, including the issuance of the Common Securities and the Capital Securities by the Trust and the purchase of the Junior Subordinated Debentures by the Trust from the Company.

          (o) There are no contracts, agreements or understandings between the Company or any of its subsidiaries or the Trust and any person granting such person the right to require the Company or the Trust to include such securities in the securities registered pursuant to the Registration Statements.

          (p) Neither the Company nor GWL&A has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or GWL&A or any material adverse change in or affecting the general affairs, management, financial position or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

          (q) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included or incorporated by reference in the Prospectus present fairly in all material respects the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the pro forma financial information included in the Prospectus has been prepared in accordance with the requirements of Regulation S-X promulgated by the Commission and contains all adjustments necessary for a fair presentation of the information set forth therein; and the information contained in the Prospectus that constitutes "forward-looking statements" within the meaning of Section 21E(i)(1) of the Exchange Act has been prepared on the basis of the Company's best current judgments and estimations as to future operating plans and results.

          (r) Deloitte & Touche, LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in Section 7(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

          (s) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a material adverse effect on the business, financial position or results of operations of the Company and its subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to either of the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to either of the Registration Statements or incorporated therein by reference as permitted by the Rules and Regulations.

          (u) Neither the Company nor GWL&A (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

          (v) Neither the Trust nor the Company is or, after giving effect to the offering and sale of Securities and the consummation of the other transactions contemplated by the Prospectus, will be, required to register as an "investment company" within the meaning of such term under the Investment Company Act of 1940 (the "Investment Company Act") and the rules and regulations of the Commission thereunder.

          2. Purchase of the Capital Securities by the Underwriters. The Trust and the Company hereby agree to sell to the several Underwriters, and each Underwriter, upon the basis of the representations, warranties and agreements herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Trust, the respective liquidation amount of Capital Securities set forth in Schedule 1 hereto opposite their names at a purchase price of 100% of the liquidation amount thereof.

          As compensation to the Underwriters for their commitments hereunder, the Company agrees to pay the Underwriters a commission of __% of the liquidation amount of the Capital Securities set forth in Schedule 1 opposite each Underwriter's name.
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                                                                               9

          3. Offering of Capital Securities by the Underwriters. Upon authorization by the Representatives of the release of the Capital Securities, the several Underwriters propose to offer the Capital Securities for sale upon the terms and conditions set forth in the Prospectus; provided, however, that no Capital Securities registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

          4. Delivery of and Payment for the Stock. Delivery of and payment for the Capital Securities shall be made at the office of Simpson Thacher & Bartlett at 425 Lexington Avenue, New York, New York at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives, the Trust and the Company. This date and time are sometimes referred to as the "Closing Date". On the Closing Date, the Trust shall deliver or cause to be delivered to the Representatives for the account of each Underwriter, against payment to or upon the order of the Trust of the purchase price by wire transfer in immediately available funds, the Capital Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Property Trustee as custodian for the Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. On the Closing Date, the Company will pay, or cause to be paid, the commission payable on the Closing Date to the Underwriters under the last paragraph of Section 2 in immediately available funds in New York City.

          5. Further Agreements of the Company and the Trust. The Company agrees, and the Trust, jointly and severally, each represents and warrants to, and agrees with, each of the Underwriters that:

               (a) To prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives (which approval shall not be unreasonably withheld) and to file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Representatives (which approval shall not be unreasonably withheld) and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement, the Indenture, the Declaration, the Guarantee Agreement and the computation of the ratio of earnings to fixed charges), (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) any document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the Capital Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (including by filing under the Exchange Act any document incorporated by reference in the Prospectus) in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge for the nine-month period after the effective date of the Registration Statement to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statements or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company, the Trust or the Representatives, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to either of the Registration Statements or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing (which consent shall not be unreasonably withheld) , provided, that, with respect to any such document incorporated by reference, the Company and the Trust shall be obligated to furnish such copy and obtain such consent unless such actions would materially impair the Company's ability to comply with its obligations under the federal securities laws on a timely basis;

               (f) As soon as practicable after the Effective Date of the Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule
          158);

               (g) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith, none of the Trust, the Company or GWL&A shall be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject;

               (h) For a period ending on the later of the Closing Date and the date on which selling restrictions have terminated, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) (i) any trust certificate or other securities of the Trust other than the sale of the Common Securities to the Company and the sale of the Capital Securities to the Underwriters, as contemplated by the Prospectus, (ii) any securities that are substantially similar to the Securities, or (iii) any securities that are convertible into, or exchangeable or exercisable for, any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Securities or other securities, in cash or otherwise, in each case without the prior written consent of Lehman Brothers Inc., on behalf of the Representatives;

               (i) Prior to the Effective Date of the Primary Registration Statement, to apply for the listing of the Capital Securities on the New York Stock Exchange, Inc. and to use its best efforts to complete that listing, subject only to official notice of issuance and evidence of satisfactory distribution, prior to the Closing Date.

          6. Expenses. The Company and the Trust agree to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Securities and any taxes payable in that connection; (bi the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 5(g); (g) any fees charged by securities rating services for rating the Securities; and (h) all other costs and expenses incident to the performance of the obligations of the Company and the Trust under this Agreement; provided that, except as provided in this
Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities which they may sell and the expenses of advertising any offering of the Capital Securities made by the Underwriters.

          7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and the Trust contained herein, to the performance by the Company and the Trust of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements or the Prospectus or otherwise shall have been complied with.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Closing Date that either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Declaration, the Guarantee Agreement, the Securities, the Registration Statements and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Trust shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) (1) Cleary, Gottlieb, Steen & Hamilton shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                    (ii) The Company has an authorized capitalization as set forth in the Prospectus;

                    (iii) The Company has corporate power to own its properties and conduct its business as described in the Prospectus, and the Company has corporate power to issue the Junior Subordinated Debentures, and to enter into this Agreement, the Indenture and the Guarantee Agreement and to perform its obligations hereunder and thereunder;

                    (iv) The execution and delivery of the Indenture have been duly authorized by all necessary corporate action of the Company, and the Indenture has been duly executed and delivered by the Company and qualified under the Trust Indenture Act, and is a valid, binding and enforceable agreement of the Company.

                    (v) The execution and delivery of the Junior Subordinated Debentures have been duly authorized by all necessary corporate action of the Company, and the Junior Subordinated Debentures have been duly executed and delivered by the Company and qualified under the Trust Indenture Act, and are valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture.

                    (vi) The execution and delivery of the Declaration have been duly authorized by all necessary corporate action of the Company and qualified under the Trust Indenture Act.

                    (vii) The execution and delivery of the Guarantee Agreement have been duly authorized by all necessary corporate action of the Company, and the Guarantee Agreement has been duly executed and delivered by the Company, and qualified under the Trust Indenture Act, and is a valid, binding and enforceable agreement of the Company.

                    (viii) The statements set forth under the headings "Description of Capital Securities," "Description of Junior Subordinated Debentures," "The Trust," "Description of Guarantee" and "Relationship among the Capital Securities, the Junior Subordinated Debentures and the Guarantee" in the Prospectus, insofar as such statements purport to summarize certain provisions of the Debentures and the Guarantee Agreement, provide a fair summary of such provisions; the statements made in the Prospectus under the heading "U.S. Federal Income Tax Consequences," insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Capital Securities, and the opinion of Cleary, Gottlieb, Steen & Hamilton filed as Exhibit
               8.1 to the Registration Statement is confirmed and the Underwriters may rely on such opinion as if it were addressed to them.

                    (ix) The execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company, and this Agreement has been duly executed and delivered by the Company.

                    (x) The issuance and sale of the Junior Subordinated Debentures to the Trust and the issuance of the Guarantee Agreement pursuant to this Agreement and the performance by either the Company or the Trust, as applicable, of its obligations in this Agreement, the Indenture, the Junior Subordinated Debentures, the Declaration and the Guarantee Agreement (a) will not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York, except such as have been obtained or effected under the Securities Act, the Exchange Act and the Trust Indenture Act (but we express no opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or Blue Sky laws) and (b) will not result in a breach or violation of any of the terms and provisions of the Articles of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or GWL&A or any of their properties or assets.

                    (xi) The Company and the Trust are not and, after giving effect to the offering and sale of the Capital Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          In rendering such opinion, such counsel may state that (i) their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware, (ii) insofar as the foregoing opinions relate to the valid existence and good standing of the Company, they are based solely on a certificate of good standing received from the Secretary of State of the State of Delaware, (iii) insofar as the foregoing opinions relate to the validity, binding effect or enforceability of any agreement or obligation of the Company, (a) such counsel has assumed that each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it, and (b) such opinions are subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

               (2) Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement, and based on the foregoing:

                    (i) The Primary Registration Statement (except the financial statements and schedules and other financial and statistical data included therein, as to which they need express no view), at the Effective Time, and the Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Trust Indenture Act, and the rules and regulations thereunder, other than Regulation S-T under the Securities Act. In addition, such counsel does not know of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as so required;

                    (ii) The documents incorporated by reference in the Registration Statements and the Prospectus (except the financial statements and schedules and other financial and statistical data included therein, as to which they need express no view), of as the respective dates of their filing, appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder;

                    (iii) No information has come to such counsel's attention that causes such counsel to believe that the Registration Statement, including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data included therein, as to which no view need be expressed), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                    (iv) No information has come to such counsel's attention that causes such counsel to believe that the Prospectus, including the documents incorporated by reference therein (except the financial statements and schedules and other financial and statistical data included therein, as to which no view need be expressed), as of the date hereof or the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               Such statement shall also confirm that (based solely upon a telephonic confirmation from a representative of the Commission) the Registration Statement is effective under the Securities Act, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or threatened, by the Commission.

               (e) Ruth B. Lurie, Vice President, Counsel and Assistant Secretary of the Company, shall have furnished to the Representatives her written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) GWL&A has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Colorado and it is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its business requires such qualification other than those jurisdictions in which the failure to so qualify would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries taken as a whole;

                    (ii) GWL&A has corporate power to own or hold its properties and conduct its business as described in the Prospectus;

                    (iii) to the best knowledge of such counsel, each of the
               Company and GWL&A is in compliance with the requirements of the Applicable

               Insurance Laws and has filed all reports, information statements and other documents with the insurance regulatory authorities of its jurisdiction of incorporation and domicile as are required to be filed pursuant to the Applicable Insurance Laws, except where the failure to comply with such requirements or file such statements or reports would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries taken as a whole; and except as disclosed in the Prospectus, no insurance regulatory agency or body has issued, or commenced any proceeding for the issuance of, any order or decree impairing, restricting or prohibiting the payment of dividends by any insurance company subsidiary to its parent or materially limiting the conduct of its business.

                    (iv) the Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its business requires such qualification other than where such failures would not, either individually or in the aggregate, have a material adverse effect on the business, financial condition, stockholders' equity or operating results of the Company and its subsidiaries taken as a whole;

                    (v) all of the issued shares of capital stock of GWL&A have been duly and validly authorized and issued and are fully paid and non-assessable and are owned of record and, to the best of such counsel's knowledge, are owned beneficially by the Company, either directly or indirectly, free and clear of all liens, encumbrances, equities or claims;

                    (vi) to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such Securities in the securities registered pursuant to the Registration Statements;

                    (vii) to the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to have a material adverse effect on the business, financial condition, stockholders' equity or, results of operations of the Company and its subsidiaries taken as a whole; and

                    (viii) the issuance and sale of the Junior Subordinated
               Debentures to the Trust and the issuance of the Guarantee Agreement pursuant to this Agreement and the performance by either the Company or the Trust, as applicable, of its obligations in this Agreement, the Indenture, the Debentures, the Declaration and the Guarantee Agreement (a) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, and (b) will not result in any violations of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or GWL&A or any of their properties or assets.

          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of Colorado. Insofar as the foregoing opinions relate to the valid existence and good standing of GWL&A, they are based solely on a certificate of good standing received from the Secretary of State of the State of Colorado.

               (f) The Representatives shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statements, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (g) At the time of execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (h) With respect to the letter of Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (i) Richards, Layton & Finger shall have furnished to the Representatives its written opinion, as special Delaware counsel to the Company and the Trust, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                    (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

                    (ii) Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority to own its property and conduct its business as set forth in the Declaration;

                    (iii) The Declaration constitutes a valid and binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees in accordance with its terms;

                    (iv) Under the Delaware Business Trust Act and the Declaration, the Trust has the trust power and authority (i) to execute and deliver, and to perform its obligations under, this Agreement and (ii) to issue and perform its obligations under the Capital Securities and the Common Securities;

                    (v) Under the Delaware Business Trust Act and the Declaration, the execution and delivery by the Trust of this Agreement, and the performance by the Trust of its obligations hereunder, have been duly authorized by all necessary trust action on the part of the Trust;

                    (vi) The Common Securities have been duly authorized for issuance by the Declaration, and, when issued and delivered by the Trust to the Company as described in the Prospectus and the Declaration, will be validly issued undivided beneficial interests in the assets of the Trust; under the Declaration and the Delaware Business Trust Act, the issuance of the Common Securities is not subject to preemptive rights;

                    (vii) The Capital Securities have been duly authorized by the Declaration and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable undivided beneficial interests in the assets of the Trust and are entitled to the benefits of the Declaration.

               The holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. Such counsel may note that the holders of Capital Securities may be obligated, pursuant to the Declaration, (A) to provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates for Capital Securities and the issuance of replacement certificates for Capital Securities, and (B) to provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration;

                    (viii) Under the Delaware Business Trust Act and the Declaration, the issuance of the Capital Securities is not subject to preemptive rights;

                    (ix) The issuance and sale by the Trust of the Capital Securities, the execution, delivery and performance by the Trust of this Agreement, the consummation by the Trust of the transactions contemplated hereby and compliance by the Trust with its obligations hereunder, and the performance by the Company, as sponsor, of its obligations under the Declaration (A) do not violate (i) any of the provisions of the certificate of trust of the Trust or the Declaration or (ii) any applicable Delaware law or administrative regulation (except that such counsel need express no opinion with respect to the securities laws of the State of Delaware) and (B) do not require any consent, approval, license, authorization or validation of, or filing or registration with, any Delaware legislative, administrative or regulatory body under the laws or administrative regulations of the State of Delaware (except that such counsel need express no opinion with respect to the securities laws of the state of Delaware); and

                    (x) Assuming that the Trust derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the holders of the Capital Securities (other than those holders of Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

               (j) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer or Controller stating that:

                    (i) The representations, warranties and agreements of the Company and the Trust in Section 1 are true and correct as of the Closing

               Date; the Company and the Trust have complied with all their agreements contained herein; and the conditions set forth in paragraph (a) of this Section 7 have been fulfilled; and

                    (ii) They have carefully examined the Registration Statements and the Prospectus and, in their opinion (A) the Registration Statements, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and (B) since the Effective Date of the Primary Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus.

               (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or GWL&A or any change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause
          (i) or (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

               (l)  Subsequent to the execution and delivery of this Agreement
          (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock or the claims paying or financial strength rating accorded to GWL&A by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock or the claims paying or financial strength rating of GWL&A.

               (m) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange Inc. or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on the New York Stock Exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

               (n) The New York Stock Exchange Inc. shall have approved the Capital Securities for listing, subject only to official notice of issuance and evidence of satisfactory distribution.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          8.  Indemnification and Contribution.

          (a) The Company and the Trust, jointly and severally, shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Trust shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statements or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of such Underwriter specifically for inclusion therein, which information consists solely of the information specified in
Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company or the Trust may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company and the Trust, their officers and employees, each of their directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or the Trust or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company and the Trust through the Representatives by or on behalf of that Underwriter specifically for inclusion therein ,and shall reimburse the Company and the Trust and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or the Trust or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company and the Trust or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and the expense of such counsel shall be at the expense of such indemnified party unless
(i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firms shall be designated in writing by Lehman Brothers if the indemnified parties under this Section consist of any Underwriter or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section 8 consist of the Company or the Trust or any of the Company's or the Trust's directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Trust on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Trust on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company and the Trust, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Trust or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Trust and information supplied by the Company shall also be deemed to have been supplied by the Trust. The Company and the Trust and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth on the cover page of, the legend on the inside front cover page of and the concession and reallowance figures and the information in the third and fifth through eighth textual paragraphs appearing under the caption "Underwriting" in, the Prospectus constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statements and the Prospectus, and the Underwriters severally confirm that such statements are correct.

          9.  Defaulting Underwriters.

          If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Capital Securities which the defaulting Underwriter agreed but failed to purchase on the Closing Date in the respective proportions which the Capital Securities set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total Capital Securities set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Capital Securities on the Closing Date if the total Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total Capital Securities to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the Capital Securities which it agreed to purchase on the Closing Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives and to the Company who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Capital Securities to be purchased on the Closing Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives and to the Company do not elect to purchase the Capital Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company and the Trust. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 9, purchases the Capital Securities which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or the Trust for damages caused by its default. If other underwriters are obligated or agree to purchase the Capital Securities of a defaulting or withdrawing Underwriter, either the Representatives, the Company or the Trust may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statements, the Prospectus or in any other document or arrangement.

          10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Trust prior to delivery of and payment for the Capital Securities if, prior to that time, any of the events described in Sections 7(k), 7(l) or 7(m) shall have occurred or if the Underwriters shall decline to purchase the Capital Securities for any reason permitted under this Agreement.

          11. Reimbursement of Underwriters' Expenses. If (i) the Company or the Trust shall fail to tender the Capital Securities for delivery to the Underwriters for any reason permitted under this Agreement other than by reason of a default by any of the Underwriters pursuant to Section 9 of this Agreement, or if (iii) the Underwriters shall decline to purchase the Capital Securities because any other condition pursuant to Section 7 of this Agreement of the Underwriters' obligations hereunder required to be fulfilled by the Company and the Trust is not fulfilled, the Company and the Trust shall reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Capital Securities, and upon demand the Company and the Trust shall pay the full amount thereof to the Representatives.

          12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-526-6588) with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, New York 10285;

               (b) if to the Company or to the Trust, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Primary Registration Statement, Attention: Mitchell
          T. G. Graye (Fax: 303-689-6770);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Trust shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

          13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Trust and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(A) the representations, warranties, indemnities and agreements of the

Company and the Trust contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed either of the Registration Statements and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Trust and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

          17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company and the Trust and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                              Very truly yours,

                              GWL&A Financial Inc.


                              By ________________________________________
                              Name:
                              Title:


                              By ________________________________________
                              Name:
                              Title:


                              Great-West Life & Annuity Insurance Capital I


                              By ________________________________________
                              Name:
                              Title:

Accepted:

Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

     By Lehman Brothers Inc.

     By __________________________________
          Attorney-In-Fact

                                   SCHEDULE 1

                                                            Liquidation
                                                            Amount of
                                                            Capital
     Underwriters                                           Securities
     ------------                                           ----------

     Lehman Brothers Inc.................................$
     Merrill Lynch, Pierce, Fenner & Smith Incorporated..
     PaineWebber Incorporated............................
     Prudential Securities Incorporated..................
     Goldman, Sachs & Co.................................
     J.P. Morgan Securities Inc..........................


        Total............................................$150,000,000
                                                         ============